JPMorgan China Region Fund, Inc.

J.P.Morgan Asset Management

Benchmark[A]

80 % MSCI Golden Dragon Index (Net)
20 % CSI 300 Index (Net)

Investment objective

Long term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macau.

Fund statistics

Fund manager	**Emerson Yip**
Listed	New York Stock Exchange
Net Assets (as at 31/05/15)	USD 153.68m
Launch date	16th July 1992
Dividends (Ex-dividend date)	USD 0.1270 (10 December 2014)
Actual Leverage[B]	**10.3%**

Market capitalization breakdown (as at 31/05/15)

(Large Cap > USD 2bn, Mid Cap USD 500m - USD 2bn, Small Cap < USD 500m)



100
80
60
40
20
0
91.9
97.8
8.1
2.2
0.0
0.0
Fund Bmark
Large Cap
177 Stocks
Fund Bmark
Mid Cap
22 Stocks
Fund Bmark
Small Cap
0 Stocks

Total number of stocks in the Fund's portfolio: 199

Performance data (as at 31/05/15)



Share price
Net asset value
Benchmark[A]
400
350
300
250
200
150
100
50
0
05/95 05/97 05/99 05/01 05/03 05/05 05/07 05/09 05/11 05/13 05/15

Cumulative performance (as at 31/05/15)

%	1 mth	3 mths	2015 YTD	1 year	3 year	5 year	10 years
Share price	**-0.9**	**15.6**	**19.6**	**39.3**	**73.9**	**73.6**	**225.8**
Net asset value	**0.4**	**19.6**	**22.9**	**44.3**	**79.4**	**77.8**	**196.7**
Benchmark[A]	-1.2	15.7	20.5	41.8	69.2	78.0	189.0

Rolling 12 month performance (as at 31/05/15)

%	2015/2014	2014/2013	2013/2012	2012/2011	2011/2010
Share price	**39.3**	**4.0**	**20.1**	**-23.6**	**30.7**
Net asset value	**44.3**	**2.8**	**21.0**	**-24.0**	**30.5**
Benchmark[A]	41.8	2.6	16.3	-17.6	27.6

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Top 10 holdings (as at 31/05/15)

Holding	Fund %	Benchmark[A] weight
Tencent Holdings	4.9	4.2
Taiwan Semiconductor Manufacturing	4.7	4.7
China Construction Bank*	3.7	3.0
Ping An Insurance*	3.6	2.3
AIA Group	3.3	3.2
Agricultural Bank of China*	2.4	0.6
China Merchants Bank*	2.1	1.1
China Petroleum & Chemical	1.8	1.0
China Pacific Insurance (Group)*	1.7	0.7
CK Hutchison Holdings	1.7	2.4
Sub-Total	29.9	23.2

* Denotes China A-share holding

Sector (as at 31/05/15)



Fund %
Active %
40.5% Financials 1.6%
19.8% Information Technology 0.5%
9.6% Industrials -0.9%
8.2% Consumer Discretionary 1.4%
4.4% Health Care 2.3%
4.1% Telecommunication Services -1.5%
3.4% Utilities -1.0%
3.1% Consumer Staples -0.2%
3.0% Materials -1.5%
2.7% Energy -1.9%
1.2% Liquidity 1.2%
100.0% Total

[A] On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund's benchmark was changed to a net, rather than gross, basis.

Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13.

[B] Actual leverage represents the excess amount above shareholders' funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders' funds. If the amount calculated is negative, this represents a net cash position.

Fund information

Share price	USD 20.23
NAV per share	USD 23.83
Discount (-) / Premium Current	-15.1%
Shares in issue	6,447,637

Fund code

Bloomberg	JFC US
ISIN	US46614T1079
Sedol	2471392

Portfolio

(as at 31/05/15)

Fund %		Active %
24.5%	China - 'A' Shares	4.5%
20.5%	China - Hong Kong 'H'	-2.3%
18.6%	Hong Kong	0.9%
15.3%	Taiwan	-5.8%
9.8%	China - Hong Kong 'P Chip'	1.4%
8.6%	China - Hong Kong 'Red Chip'	-1.2%
0.7%	China - 'B' Shares	0.5%
0.5%	China - Others	0.5%
0.3%	China - Singapore Listed	0.3%
1.2%	Net Liquidity	1.2%
100.0%	Total	0.0%

Portfolio review

(as at 31/05/15)

Greater China markets consolidated April gains. The mainland government not only cut both benchmark lending and deposit rates, but widened the deposit rate ceiling in a further step towards liberalizing the cost of money. China also moved a step forward in so-called mutual recognition for mutual fund products between Hong Kong and China. These continued signals of liquidity provision buoyed mainland stock markets, which finished the month with modest gains despite worries about new equity issuance causing a month-end plunge. That said, the offshore MSCI China Index dropped, as investors booked profits, while the MSCI Taiwan and Hong Kong Index continued to consolidate in quiet trading.

Market outlook

(as at 31/05/15)

While valuations have inflated to worrying levels in parts of the mainland market, financials stocks remain inexpensively valued, signaling continued worries about system integrity which we do not share (and which are incongruent with heady multiples in industrials). Policy support for the capital markets remains strong given China's extensive financing needs. We continue to believe that the rally only ends when equity supply finally overwhelms the substantial excess demand implied by conservative household balance sheets. We remain overweight financials and secular growth areas such as healthcare, environmental protection and technology, where equities remain favorably-valued versus strong multi-year growth prospects.

Further information

Investment Adviser: JF International Management Inc.
Website: www.jpmchinaregionfund.com
Administration: Lucy Dina +44 (0)20 7742 3735
US Representative: Khimmara Greer +1 (617) 624 6329

Full portfolio holdings

(as at 31/05/15)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Consumer Discretionary	**13,971,640**	**8.2**
CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK	1,169,680	0.7
CHOW TAI FOOK JEWELLERY GROUP LTD COMMON STOCK HKD	1,061,450	0.6
CHINA HARMONY AUTO HOLDING LTD COMMON STOCK HKD	730,546	0.4
TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0	727,947	0.4
MELCO CROWN ENTERTAINMENT LTD ADR USD 0.01	694,461	0.4
XINYI GLASS HOLDINGS LTD COMMON STOCK HKD 0.1	664,936	0.4
SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01	623,018	0.4
FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK HKD	621,359	0.4
LIFESTYLE INTERNATIONAL HOLDINGS LTD COMMON STOCK	548,408	0.3
SUNING COMMERCE GROUP CO LTD COMMON STOCK CNY 1	493,854	0.3
CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON	492,320	0.3
GREE ELECTRIC APPLIANCES INC OF ZHUHAI COMMON	461,680	0.3
MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4	419,405	0.2
JOHNSON HEALTH TECH CO LTD COMMON STOCK TWD 10	402,950	0.2
TCL CORP COMMON STOCK CNY 1	387,190	0.2
QINGDAO HAIER CO LTD COMMON STOCK CNY 1	377,854	0.2
ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1	362,829	0.2
SANDS CHINA LTD COMMON STOCK HKD 0.01	352,278	0.2
CHINA SOUTH PUBLISHING & MEDIA GROUP CO LTD COMMON	325,375	0.2
CHONGQING CHANGAN AUTOMOBILE 'A' CNY1	318,120	0.2
SAIC MOTOR CORP LTD COMMON STOCK CNY 1	318,005	0.2
MIDEA GROUP CO LTD COMMON STOCK CNY 1	301,444	0.2
JANUS DONGGUAN PRECISION COMPONENTS CO LTD COMMON	295,686	0.2
PANG DA AUTOMOBILE TRADE CO LTD COMMON STOCK CNY 1	290,944	0.2
SHENZHEN TEMPUS GLOBAL TRAVEL HOLDINGS LTD COMMON	254,311	0.2
PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD	250,713	0.1
HUAYU AUTOMOTIVE SYSTEMS CO LTD 'A'CNY1	225,815	0.1
GUANGDONG ADVERTISING CO LTD COMMON STOCK CNY 1	209,350	0.1
CHINA INTL TRAVEL SERVICE CORP LTD 'A'CNY1	207,561	0.1
FUYAO GROUP GLASS IND 'A'CNY1	164,281	0.1
FAW CAR CO LTD COMMON STOCK CNY 1	135,739	0.1
GREAT WALL MOTOR CO LTD COMMON STOCK CNY 1	82,130	0.1
Consumer Staples	**5,260,284**	**3.1**
CHINA MENGNIU DAIRY CO LTD COMMON STOCK HKD 0.1	1,392,505	0.8
PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10	1,056,006	0.6
INNER MONGOLIA YILI INDUSTRIAL GROUP CO LTD COMMON	869,611	0.5
HENGAN INTERNATIONAL GROUP CO LTD COMMON STOCK HKD	453,909	0.3
KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0	446,917	0.3
YONGHUI SUPERSTORES CO LTD COMMON STOCK CNY 1	362,814	0.2
LUZHOU LAOJIAO CO LTD COMMON STOCK CNY 1	294,866	0.2
HEILONGJIANG AGRICULTURE CO LTD COMMON STOCK CNY 1	256,252	0.1
HENAN SHUANGHUI INVESTMENT & DEVELOPMENT CO LTD	127,403	0.1
Energy	**4,565,615**	**2.7**
CHINA PETROLEUM & CHEMICAL CORP COMMON STOCK HKD 1	3,001,495	1.8
CNOOC LTD COMMON STOCK HKD 0	1,459,968	0.8
CHINA SHENHUA ENERGY CO LTD COMMON STOCK CNY 1	104,152	0.1
Financials	**69,335,925**	**40.5**
PING AN INSURANCE GROUP CO OF CHINA LTD COMMON	6,195,063	3.6
CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1	6,011,049	3.5
AIA GROUP LTD COMMON STOCK HKD 0	5,628,000	3.3
AGRICULTURAL BANK OF CHINA LTD COMMON STOCK HKD 1	3,604,778	2.1
CHINA PACIFIC INSURANCE GROUP CO LTD COMMON STOCK	2,901,703	1.7
FUBON FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10	2,695,341	1.6
HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK	2,401,470	1.4
CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1	2,396,936	1.4
CHINA VANKE CO LTD COMMON STOCK HKD 1	2,176,174	1.3
CHINA MINSHENG BANKING CORP LTD COMMON STOCK HKD 1	1,911,027	1.1
HONGKONG LAND HOLDINGS LTD COMMON STOCK USD 0.1	1,852,872	1.1
BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0	1,742,360	1.0
CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON	1,564,992	0.9

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Financials continued	**69,335,925**	**40.5**
SUNAC CHINA HOLDINGS LTD COMMON STOCK HKD 0.1	1,347,645	0.8
E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10	1,298,577	0.8
HAITONG SECURITIES CO LTD COMMON STOCK CNY 1	1,296,623	0.8
CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD	1,270,240	0.7
CHAILEASE HOLDING CO LTD COMMON STOCK TWD 10	1,193,341	0.7
CITIC SECURITIES CO LTD COMMON STOCK CNY 1	1,155,011	0.7
CHINA MERCHANTS BANK CO LTD COMMON STOCK CNY 1	1,154,372	0.7
HUATAI SECURITIES CO LTD COMMON STOCK HKD	1,039,510	0.6
SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0	1,033,758	0.6
HANG SENG BANK LTD COMMON STOCK HKD 0	1,005,405	0.6
LINK REIT/THE REIT HKD 0	986,632	0.6
INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1	976,049	0.6
KERRY PROPERTIES LTD COMMON STOCK HKD 1	934,579	0.5
SHANGHAI PUDONG DEVELOPMENT BANK CO LTD COMMON	876,398	0.5
DAH SING FINANCIAL HOLDINGS LTD COMMON STOCK HKD 0	804,586	0.5
PING AN BANK CO LTD COMMON STOCK CNY 1	779,042	0.5
BANK OF COMMUNICATIONS CO LTD COMMON STOCK CNY 1	769,966	0.4
CHINA CITIC BANK CORPORATION LTD 'H'CNY1	769,062	0.4
CHINA CINDA ASSET MANAGEMENT CO LTD COMMON STOCK	729,504	0.4
CHINA MINSHENG BANKING CORP LTD COMMON STOCK CNY 1	660,995	0.4
NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0	653,572	0.4
WHEELOCK & CO LTD COMMON STOCK HKD 0	646,921	0.4
YUEXIU REAL ESTATE INVESTMENT TRUST REIT HKD 0	623,546	0.4
POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1	507,580	0.3
CHAMPION REIT REIT HKD 0	498,212	0.3
CHINA VANKE CO LTD COMMON STOCK CNY 1	464,173	0.3
HUATAI SECURITIES CO LTD COMMON STOCK CNY 1	459,619	0.3
GREAT EAGLE HOLDINGS LTD COMMON STOCK HKD 0.5	438,348	0.3
AGRICULTURAL BANK OF CHINA LTD COMMON STOCK CNY 1	427,334	0.2
GF SECURITIES CO LTD COMMON STOCK CNY 1	388,377	0.2
GF SECURITIES CO LTD COMMON STOCK HKD 1	365,652	0.2
HSBC HOLDINGS PLC COMMON STOCK GBP 0.5	334,206	0.2
CHINA MERCHANTS SECURITIES CO LTD COMMON STOCK CNY	329,688	0.2
CHINA CONSTRUCTION BANK CORP COMMON STOCK CNY 1	277,470	0.2
BEIJING HUAYE REALESTATE CO LTD COMMON STOCK CNY 1	252,409	0.1
FINANCIAL STREET HOLDINGS CO LTD COMMON STOCK CNY	251,020	0.1
HUAXIA BANK CO LTD COMMON STOCK CNY 1	242,317	0.1
SHANGHAI SHIMAO CO LTD COMMON STOCK CNY 1	230,233	0.1
BEIJING CAPITAL DEVELOPMENT CO LTD COMMON STOCK	219,769	0.1
AVIC CAPITAL CO LTD COMMON STOCK CNY 1	208,599	0.1
CHINA LIFE INSURANCE CO LTD COMMON STOCK CNY 1	182,031	0.1
CHINA FORTUNE LAND DEVELOPMENT CO LTD COMMON STOCK	171,784	0.1
Health Care	**7,539,901**	**4.4**
SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025	1,507,636	0.9
PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD	1,225,776	0.7
CSPC PHARMACEUTICAL GROUP LTD COMMON STOCK HKD 0	1,014,784	0.6
IKANG HEALTHCARE GROUP INC ADR USD 0.01	792,375	0.5
TIANJIN TASLY PHARMACEUTICAL 'A'CNY1	484,783	0.3
JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1	452,395	0.3
HUALAN BIOLOGICAL ENGINEERING INC COMMON STOCK CNY	344,816	0.2
KANGMEI PHARMACEUTICAL CO LTD COMMON STOCK CNY 1	330,204	0.2
HUMANWELL HEALTHCARE GROUP CO LTD COMMON STOCK CNY	256,915	0.1
INNER MONGOLIA FURUI MEDICAL SCIENCE CO LTD COMMON	221,846	0.1
CACHET PHARMACEUTICAL CO LTD COMMON STOCK CNY 1	216,675	0.1
SHINVA MEDICAL INSTRUMENT CO LTD COMMON STOCK CNY	215,659	0.1
AIER EYE HOSPITAL GROUP CO LTD COMMON STOCK CNY 1	197,241	0.1
ZHEJIANG HUAHAI PHARMACEUTICAL CO LTD COMMON STOCK	141,206	0.1
SHANGHAI KINGSTAR WINNING SOFTWARE CO LTD COMMON	137,588	0.1

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Industrials	**16,518,279**	**9.6**
CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1	2,879,225	1.7
CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK	1,753,690	1.0
CAR INC COMMON STOCK HKD 0.00001	1,246,352	0.7
ORIENT OVERSEAS INTERNATIONAL LTD COMMON STOCK HKD	1,035,854	0.6
SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0	874,705	0.5
CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD	780,326	0.5
CHINA SHIPBUILDING INDUSTRY CO LTD COMMON STOCK	774,247	0.5
CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD	713,458	0.4
CSR CORP LTD COMMON STOCK CNY 1	710,249	0.4
CHINA STATE CONSTRUCTION ENGINEERING CORP LTD	522,688	0.3
CHINA RAILWAY CONSTRUCTION CORP LTD COMMON STOCK	511,422	0.3
POWER CONSTRUCTION CORP OF CHINA LTD COMMON STOCK	363,588	0.2
SHANGHAI INTERNATIONAL AIRPORT CO 'A' CNY1	348,355	0.2
BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK	348,004	0.2
CHINA COMMUNICATIONS CONSTRUCTION CO LTD COMMON	347,973	0.2
AVIC AIRCRAFT CO LTD COMMON STOCK CNY 1	338,823	0.2
ZHENGZHOU YUTONG BUS CO LTD COMMON STOCK CNY 1	275,752	0.2
SHENZHEN AIRPORT CO COMMON STOCK CNY 1	264,322	0.2
CHINA AVIONICS SYSTEMS CO LTD COMMON STOCK CNY 1	230,991	0.1
NARI TECHNOLOGY CO LTD COMMON STOCK CNY 1	230,948	0.1
SUZHOU GOLD MANTIS CONSTRUCTION DECORATION CO LTD	223,042	0.1
SPRING AIRLINES CO LTD COMMON STOCK CNY 1	218,537	0.1
XIAMEN C & D INC COMMON STOCK CNY 1	212,118	0.1
HENAN PINGGAO ELECTRIC CO LTD COMMON STOCK CNY 1	207,794	0.1
LUXSHARE PRECISION INDUSTRY CO LTD COMMON STOCK	195,410	0.1
DAQIN RAILWAY CO LTD CNY1 'A'	192,530	0.1
SICHUAN HAITE HIGH-TECH CO LTD COMMON STOCK CNY 1	168,007	0.1
HUABEI EXPRESSWAY CO LTD COMMON STOCK CNY 1	155,015	0.1
SHANGHAI MECHANICAL AND ELECTRICAL INDUSTRY CO LTD	152,497	0.1
GUANGSHEN RAILWAY CO LTD COMMON STOCK CNY 1	131,987	0.1
SHANGHAI INTERNATIONAL PORT GROUP CO LTD COMMON	110,370	0.1
Information Technology	**33,887,773**	**19.8**
TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002	8,329,543	4.9
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON	8,043,994	4.7
LARGAN PRECISION CO LTD COMMON STOCK TWD 10	2,117,095	1.2
ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON	1,889,137	1.1
DELTA ELECTRONICS INC COMMON STOCK TWD 10	1,595,299	0.9
CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10	1,536,507	0.9
CHIPBOND TECHNOLOGY CORP COMMON STOCK TWD 10	1,067,084	0.6
AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD	749,183	0.4
PCHOME ONLINE INC COMMON STOCK TWD 10	728,597	0.4
HANGZHOU HIKVISION DIGITAL TECH CO CNY1 A	714,812	0.4
NANYA TECHNOLOGY CORP COMMON STOCK TWD 10	711,628	0.4
AISINO CO LTD COMMON STOCK CNY 1	707,721	0.4
SILICON MOTION TECHNOLOGY CORP ADR USD 0.01	702,285	0.4
WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK	583,235	0.4
POWERTECH TECHNOLOGY INC COMMON STOCK TWD 10	494,341	0.3
BEIJING EGOVA CO LTD COMMON STOCK CNY 1	488,705	0.3
HAND ENTERPRISE SOLUTIONS CO LTD COMMON STOCK CNY	475,809	0.3
BEIJING THUNISOFT CORP LTD	459,769	0.3
WONDERS INFORMATION CO LTD COMMON STOCK CNY 1	396,217	0.2
GUANGZHOU HAIGE COMMUNICATIONS GROUP INC CO COMMON	370,243	0.2
SHENZHEN O-FILM TECH CO LTD COMMON STOCK CNY 1	252,291	0.2
ZTE CORP COMMON STOCK CNY 1	243,114	0.2
GOERTEK INC COMMON STOCK CNY 1	223,248	0.1
YONYOU NETWORK TECHNOLOGY CO LTD COMMON STOCK CNY	182,847	0.1
NEUSOFT CORP COMMON STOCK CNY 1	182,738	0.1
TIANZE INFORMATION INDUSTRY INC COMMON STOCK CNY 1	173,071	0.1
VTECH HOLDINGS LTD COMMON STOCK HKD 0.05	172,670	0.1
BOE TECHNOLOGY GROUP CO LTD COMMON STOCK CNY 1	162,620	0.1
HUNDSUN TECHNOLOGIES INC COMMON STOCK CNY 1	133,970	0.1

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Materials	**5,203,820**	**3.0**
ANGANG STEEL CO LTD COMMON STOCK HKD 1	784,147	0.5
JIANGXI COPPER CO LTD COMMON STOCK HKD 1	716,073	0.4
CHINA STEEL CHEMICAL CORP COMMON STOCK TWD 10	643,958	0.4
BBMG CORP COMMON STOCK HKD 1	578,767	0.3
SHENZHEN ZHONGJIN LINGNAN NONFEMET CO LTD COMMON	502,597	0.3
ZHEJIANG LONGSHENG GROUP CO LTD COMMON STOCK CNY 1	455,453	0.3
TANGSHAN JIDONG CEMENT CO LTD COMMON STOCK CNY 1	377,883	0.2
QINGHAI SALT LAKE INDUSTRY CO LTD COMMON STOCK CNY	365,825	0.2
BAOSHAN IRON & STEEL CO LTD COMMON STOCK CNY 1	304,327	0.2
HEBEI IRON & STEEL CO LTD COMMON STOCK CNY 1	268,529	0.1
ANHUI CONCH CEMENT CO LTD 'A'CNY1	206,260	0.1
Telecommunication Services	**7,040,287**	**4.1**
CHINA UNICOM HONG KONG LTD COMMON STOCK HKD 0	1,808,408	1.0
CHINA TELECOM CORP LTD COMMON STOCK HKD 1	1,700,559	1.0
CHINA MOBILE LTD COMMON STOCK HKD 0	1,692,087	1.0
CITIC TELECOM INTERNATIONAL HOLDINGS LTD COMMON	786,512	0.4
HKT TRUST & HKT LTD STAPLED SECURITY HKD 0.0005	470,961	0.3
HKBN LTD COMMON STOCK HKD 0.0001	276,097	0.2
CHINA UNITED NETWORK COMMUNICATIONS LTD COMMON	166,105	0.1
DR PENG TELCOM & MEDIA GROUP CO LTD COMMON STOCK	139,558	0.1
Utilities	**5,802,878**	**3.4**
CHINA LONGYUAN POWER GROUP CORP LTD COMMON STOCK	1,365,468	0.8
CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1	1,325,440	0.8
BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK	1,250,250	0.7
CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD COMMON	619,063	0.4
SIIC ENVIRONMENT HOLDINGS LTD COMMON STOCK SGD 0	476,164	0.3
CHINA YANGTZE POWER CO LTD COMMON STOCK CNY 1	444,738	0.2
GD POWER DEVELOPMENT CO LTD COMMON STOCK CNY 1	217,149	0.1
SDIC POWER HOLDINGS CO LTD COMMON STOCK CNY 1	104,605	0.1
Liquidity	**2,050,263**	**1.2**
Net Liquidity	2,050,263	1.2
Grand Total	171,176,665	100.0

Source: J.P. Morgan, Reuters, Bloomberg
Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the "MSCI Parties") makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
All equity indices stated as 'Net' are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise.
This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund's shares should contact JPM New York and not other brokers who may be listed in this report.
This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or on behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation.
There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund's net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.